Exhibit 99.1

NEWS RELEASE

Release No.

414 Union Street, Suite 2000	Contact:
Nashville, TN 37219-1711	Mary Cohn (Media Relations)
615.986.5600	615-986-5886
Fax: 615.986.5666	Mike Kinney / Becky Barckley (Investor Relations)
615-986-5600

FOR RELEASE AT 8:00 A.M. (ET) WEDNESDAY, JULY 25, 2007

LP Reports Second Quarter 2007 Results

Louisiana-Pacific Corporation (LP) (NYSE: LPX) reported today a second quarter net loss of $23 million, or $0.22 per diluted share, on sales from continuing operations of $461 million.  In the second quarter of 2006, LP’s net income was $55 million, or $0.52 per diluted share, on sales from continuing operations of $637 million. For the first six months of 2007, LP reported net loss of $61 million, or $0.58 per diluted share, on sales from continuing operations of $856 million compared to a net income of $139 million, or $1.31 per diluted share, on sales from continuing operations of $1.3 billion for the first six months of 2006.

For the second quarter of 2007, loss from continuing operations was $16 million, or $0.15 per diluted share. In the second quarter of 2006, LP’s income from continuing operations was $56 million, or $0.53 per diluted share.  For the first six months 2007, loss from continuing operations was $52 million, or $0.50 per diluted share. For the first six months of 2006, income from continuing operations was $141 million, or $1.33 per diluted share.

“Our second quarter results reflect the continuing weakness in the housing sector,” said Chief Executive Officer Rick Frost. “With new housing starts down compared to the same quarter last year, we saw lower demand for most of our building products and significantly lower OSB prices. Additionally, the strengthening of the Canadian dollar during the quarter had a negative impact on operating results and caused a foreign exchange loss related to our debt.”

At 11:00 a.m. ET (8:00 a.m. PT) today, LP will host a webcast on its second quarter 2007 financial results.  To access the live webcast and accompanying presentation, visit www.lpcorp.com and go to the “Investor Relations” section from the main menu.

LP is a premier supplier of building materials, delivering innovative, high-quality commodity and specialty products to its retail, wholesale, homebuilding and industrial customers.  Visit LP’s web site at www.lpcorp.com for additional information on the company.

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FORWARD LOOKING STATEMENTS

This news release contains statements concerning Louisiana-Pacific Corporation’s (LP) future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The matters addressed in these statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, but not limited to, the effect of general economic conditions, including the level of interest rates and housing starts, market demand for the company’s products, and prices for structural products; the effect of forestry, land use, environmental and other governmental regulations; the ability to obtain regulatory approvals; and the risk of losses from fires, floods and other natural disasters. These and other factors that could cause or contribute to actual results differing materially from those contemplated by such forward-looking statements are discussed in greater detail in the company’s Securities and Exchange Commission filings.

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

FINANCIAL AND QUARTERLY DATA

(Dollar amounts in millions, except per share amounts) (Unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006

Net sales	$461.2	$636.6	$855.8	$1,292.2

Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	$(21.6)	$74.8	$(85.6)	$202.9

Income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets and other operating credits and charges, net	$(27.6)	$56.2	$(60.2)	$141.2

Income (loss) from continuing operations	$(15.6)	$56.1	$(51.6)	$141.1

Net income (loss)	$(23.3)	$55.1	$(60.6)	$138.8

Net income (loss) per share - basic and diluted	$(0.22)	$0.52	$(0.58)	$1.31

Average shares outstanding (in millions)
Basic	104.2	105.3	104.1	105.6
Diluted	104.2	105.8	104.1	106.2

Calculation of income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets and other operating credits and charges, net:

Income (loss) from continuing operations	$(15.6)	$56.1	$(51.6)	$141.1

(Gain) loss on sale or impairment of long-lived assets	(0.3)	0.1	5.2	—
Other operating credits and charges, net	(19.2)	—	(19.2)	0.1
	(19.5)	0.1	(14.0)	0.1
Provision (benefit) for income taxes on above items	7.5	—	5.4	—
	(12.0)	0.1	(8.6)	0.1

	$(27.6)	$56.2	$(60.2)	$141.2

Per share - basic	$(0.26)	$0.53	$(0.58)	$1.34
Per share - diluted	$(0.26)	$0.53	$(0.58)	$1.33

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions, except per share amounts) (Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Net sales	$461.2	$636.6	$855.8	$1,292.2
Operating costs and expenses:
Cost of sales	437.6	491.3	829.3	956.6
Depreciation, amortization and cost of timber harvested	27.4	31.0	55.9	64.0
Selling and administrative	38.3	38.8	78.5	79.7
(Gain) loss on sale or impairment of long-lived assets	(0.3)	0.1	5.2	—
Other operating credits and charges, net	(19.2)	—	(19.2)	0.1
Total operating costs and expenses	483.8	561.2	949.7	1,100.4

Income (loss) from operations	(22.6)	75.4	(93.9)	191.8

Non-operating income (expense):
Foreign currency exchange loss	(12.7)	(10.6)	(15.5)	(8.5)
Interest expense, net of capitalized interest	(9.7)	(14.3)	(20.0)	(27.7)
Investment income	23.4	24.3	43.8	47.3
Total non-operating income (expense)	1.0	(0.6)	8.3	11.1

Income (loss) before taxes and equity in earnings of unconsolidated affliates	(21.6)	74.8	(85.6)	202.9
Provision (benefit) for income taxes	(10.9)	19.0	(42.2)	63.3
Equity in loss (earnings) of unconsolidated affliates	4.9	(0.3)	8.2	(1.5)

Income (loss) from continuing operations	(15.6)	56.1	(51.6)	141.1

Discontinued operations:
Loss from discontinued operations before income taxes	(12.6)	(1.7)	(14.8)	(3.8)
Income tax benefit	(4.9)	(0.7)	(5.8)	(1.5)
Loss from discontinued operations	(7.7)	(1.0)	(9.0)	(2.3)

Net income (loss)	$(23.3)	$55.1	$(60.6)	$138.8

Net income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$(0.15)	$0.53	$(0.50)	$1.34
Loss from discontinued operations	(0.07)	(0.01)	(0.08)	(0.03)
Net income (loss) per share - basic	$(0.22)	$0.52	$(0.58)	$1.31

Net income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$(0.15)	$0.53	$(0.50)	$1.33
Loss from discontinued operations	(0.07)	(0.01)	(0.08)	(0.02)
Net income (loss) per share - diluted	$(0.22)	$0.52	$(0.58)	$1.31

Average shares of stock outstanding - basic	104.2	105.3	104.1	105.6
Average shares of stock outstanding - diluted	104.2	105.8	104.1	106.2

CONDENSED CONSOLIDATED BALANCE SHEETS

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions) (Unaudited)

	June 30, 2007	December 31, 2006
ASSETS
Cash and cash equivalents	$265.6	$265.7
Short-term investments	645.9	797.0
Receivables, net	180.8	157.4
Inventories	232.3	221.6
Prepaid expenses and other current assets	10.1	9.3
Deferred income taxes	8.8	28.5
Current portion of notes receivable from asset sales	37.1	—
Current assets of discontinued operations	18.5	24.5
Total current assets	1,399.1	1,504.0

Timber and timberlands	92.8	98.7

Property, plant and equipment	2,093.2	1,986.1
Accumulated depreciation	(1,167.0)	(1,135.7)
Net property, plant and equipment	926.2	850.4

Goodwill	273.5	273.5
Notes receivable from asset sales	295.9	333.0
Long-term investments	66.4	40.4
Restricted cash	52.7	51.8
Investments in and advances to affiliates	209.8	212.9
Other assets	31.9	27.1
Long-term assets of discontinued operations	33.9	44.6
Total assets	$3,382.2	$3,436.4

LIABILITIES AND EQUITY
Current portion of long-term debt	$0.2	$0.4
Current portion of limited recourse notes payable	36.5	—
Short-term notes payable	32.6	3.0
Accounts payable and accrued liabilities	229.8	237.9
Current portion of deferred tax liabilities	14.6	14.6
Current portion of contingency reserves	9.0	9.0
Total current liabilities	322.7	264.9

Long-term debt, excluding current portion:
Limited recourse notes payable	290.3	326.8
Other long-term debt	340.3	317.8
Total long-term debt, excluding current portion	630.6	644.6

Contingency reserves, excluding current portion	20.1	25.6
Other long-term liabilities	83.9	70.0
Deferred income taxes	341.9	363.9

Commitments and contingencies

Stockholders’ equity:
Common stock	116.9	116.9
Additional paid-in capital	435.9	435.8
Retained earnings	1,780.3	1,870.2
Treasury stock	(278.7)	(284.0)
Accumulated comprehensive loss	(71.4)	(71.5)
Total stockholders’ equity	1,983.0	2,067.4
Total liabilities and equity	$3,382.2	$3,436.4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions) (Unaudited)

	Six Months Ended June 30,
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(60.6)	$138.8
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation, amortization and cost of timber harvested	57.7	66.9
(Earnings) losses of unconsolidated affiliates	8.2	(1.5)
(Gain) loss on sale or impairment of long-lived assets	14.2	(0.4)
Stock based compensation expense related to stock plans	3.3	3.2
Excess tax benefits from stock based compensation	—	(3.3)
Exchange loss on remeasurement	19.1	15.8
Cash settlement of contingencies	(6.9)	(7.7)
Pension (payments) expense, net	(2.1)	(2.2)
Other adjustments	(6.1)	2.6
(Increase) decrease in receivables	(20.2)	20.5
Increase in inventories	(0.7)	(16.6)
Increase in prepaid expenses	(1.9)	(2.0)
Decrease in accounts payable and accrued liabilities	(4.5)	(10.0)
Increase (decrease) in deferred income taxes	0.5	(48.0)
Net cash provided by (used in) operating activities	—	156.1

CASH FLOWS FROM INVESTING ACTIVITIES:
Property, plant, and equipment additions	(132.3)	(64.7)
Proceeds from asset sales	2.0	1.5
Investments in and advances to joint ventures	(4.9)	(8.8)
Receipt of proceeds from notes receivable	—	70.8
Cash paid for purchase of investments	(1,538.1)	(3,602.3)
Proceeds from sales of investments	1,669.4	3,439.3
(Increase) decrease in restricted cash under letter of credit requirements	(10.8)	16.0
Net cash used in investing activities	(14.7)	(148.2)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	13.0	—
Repayment of debt	(0.2)	(189.1)
Net borrowings under revolving credit agreements	29.6	—
Sale of common stock under equity plans	2.6	5.5
Purchase of treasury stock	—	(22.3)
Payment of cash dividends	(31.3)	(31.8)
Excess tax benefits from stock-based compensation	—	3.3
Net cash provided by (used in) financing activities	13.7	(234.4)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	0.9	(5.0)

Net decrease in cash and cash equivalents	(0.1)	(231.5)
Cash and cash equivalents at beginning of period	265.7	607.6

Cash and cash equivalents at end of period	$265.6	$376.1

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

SELECTED SEGMENT INFORMATION

(Dollar amounts in millions) (Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	Dollar amounts in millions

Net sales:
OSB	$223.3	$354.6	$412.2	$752.3
Siding	131.0	148.6	235.1	269.4
Engineered Wood Products	85.7	110.0	166.0	222.4
Other	23.9	23.4	47.5	48.1
Less: Intersegment sales	(2.7)	—	(5.0)	—
	$461.2	$636.6	$855.8	$1,292.2

Operating profit (loss):
OSB	$(44.6)	$62.4	$(109.1)	$173.3
Siding	17.2	22.9	26.6	41.5
Engineered Wood Products	3.9	9.1	10.3	20.3
Other	(2.7)	4.4	(0.6)	9.9
Other operating credits and charges, net	19.2	—	19.2	(0.1)
Gain (loss) on sales of and impairment of long-lived assets	0.3	(0.1)	(5.2)	—
General corporate and other expenses, net	(20.8)	(23.0)	(43.3)	(51.6)
Foreign currency losses	(12.7)	(10.6)	(15.5)	(8.5)
Investment income	23.4	24.3	43.8	47.3
Interest expense, net of capitalized interest	(9.7)	(14.3)	(20.0)	(27.7)
Income from operations before taxes	(26.5)	75.1	(93.8)	204.4
Provision (benefit) for income taxes	(10.9)	19.0	(42.2)	63.3
Income (loss) from continuing operations	$(15.6)	$56.1	$(51.6)	$141.1

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

NOTES TO FINANCIAL DATA

(Dollar amounts in millions, except per share amounts) (Unaudited)

1.               Results of operations for interim periods are not necessarily indicative of results to be expected for an entire year.

2.     As of January 1, 2007, LP adopted Financial Accounting Standards Board (FASB) Staff Position AUG AIR-1, “Accounting for Planned Major Maintenance Activities” and  FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” and accordingly adjusted the beginning balance of retained earnings for these standards.

3.     LP has announced its intent to divest its decking operations. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” LP is required to account for the businesses anticipated to be sold within one year as discontinued operations. Accordingly, commencing with the quarter ended June 30, 2007, LP is classifying its decking operations as discontinued operations and has reclassified all periods presented in the same manner.

4.     The major components of  “Other operating credits and charges, net” and “(Gain) loss on sale or impairment of long lived assets” in the Consolidated Statements Of Income for the quarter and six month period ended June 30 are described below:

In the first quarter of 2007, LP recorded a charge of $5.0 million to reduce the carrying value of a sawmill mill located in Quebec to the estimated sales price less selling costs.

In the second quarter of 2007, LP recorded a gain of $17.7 million associated with proceeds received associated with a favorable verdict on a legal suit associated with our insurance on hardboard siding and a gain of $1.5 million associated with a settlement with the Canadian government on the reduction of certain of LP’s timber licenses in British Columbia.

5.     Income Taxes

	Quarter Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Pre-tax income (loss) from continuing operations	$(26.5)	$75.1	$(93.8)	$204.4
Pre-tax loss from discontinued operations	(12.6)	(1.7)	(14.8)	(3.8)
	(39.1)	73.4	(108.6)	200.6
Total tax (provision) benefit	15.8	(18.3)	48.0	(61.8)
Net income (loss)	$(23.3)	$55.1	$(60.6)	$138.8

Accounting standards require that income tax expense be determined by applying the estimated annual effective tax rate (based upon estimated annual amounts of taxable income and expense) by income component for the year applied to year-to-date income or loss at the end of each quarter, further adjusted by any changes in reserve requirements or the impact of statutory tax rate changes, if any.  Each quarter the income tax accrual is adjusted to the latest estimate and the difference from the previously accrued year-to-date balance is adjusted to the current quarter.

 For the six months ended June 30, 2007, the primary differences between the U.S. statutory rate of 35% and the effective rate on continuing operations relates to the company’s foreign debt structure, state income taxes and the favorable resolution of an outstanding state tax contingency. For the six months ended June 30, 2006, the primary differences between the U.S. statutory rate of 35% and the effective rate on continuing operations relate to the company’s foreign debt structure, state income taxes, and a second quarter reduction in LP’s Canadian deferred tax liabilities due to an enacted decrease in the statutory income tax rate.

The components and associated effective income tax rates applied to each period are as follows:

	Quarter Ended June 30,
	2007		2006
	Tax Benefit	Tax Rate	Tax Provision (Benefit)	Tax Rate
Continuing operations	$(10.9)	41%	$19.0	25%
Discontinued operations	(4.9)	39%	(0.7)	39%
	$(15.8)	40%	$18.3	25%

	Six Months Ended June 30,
	2007		2006
	Tax Benefit	Tax Rate	Tax Provision (Benefit)	Tax Rate
Continuing operations	$(42.2)	45%	$63.3	31%
Discontinued operations	(5.8)	39%	(1.5)	39%
	$(48.0)	44%	$61.8	31%

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

SUMMARY OF PRODUCTION VOLUMES

	Quarter Ended June 30		Six Months Ended June 30
	2007	2006	2007	2006

Oriented strand board, million square feet 3/8” basis (1)	1,458	1,542	2,808	3,035

Oriented strand board, million square feet 3/8” basis (produced by wood-based siding mills)	72	65	114	133

Wood-based siding, million square feet 3/8” basis	247	263	489	514

Engineered I-Joist, million lineal feet (1)	36	42	71	85

Laminated veneer lumber (LVL), thousand cubic feet	2,165	3,026	4,331	5,989

Composite Decking, million lineal feet	5	16	10	31

(1) Includes volumes produced by joint venture operations and sold to LP.